Exhibit 10.7

Execution Version

AMENDMENT TO AMENDMENT NO. 5, dated as of January 2, 2025 (this “Amendment”), by and among STUBHUB HOLDCO SUB, LLC, a Delaware limited liability company (the “Borrower”), STUBHUB HOLDINGS, INC., a Delaware corporation (“Holdings”), each Revolving Credit Lender and L/C Issuer party hereto, the Swing Line Lender and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent (in such capacity, the “Administrative Agent”), which amends that certain Amendment No. 5 to Credit Agreement, dated as of June 27, 2024 (“Amendment No. 5”), by and among the Borrower, Holdings, each Revolving Credit Lender and L/C Issuer party thereto, the Swing Line Lender and the Administrative Agent.

WHEREAS, reference is made to the Credit Agreement dated as of February 13, 2020 (as amended prior to the date hereof, including pursuant to that certain Incremental Facility Amendment No. 1, dated as of August 24, 2020, that certain Refinancing Amendment No. 2 to Credit Agreement, dated as of July 26, 2021, that certain Amendment No. 3 to Credit Agreement, dated as of March 13, 2023. that certain Amendment No. 4 to Credit Agreement, dated as of March 15, 2024, Amendment No. 5 and that certain Amendment No. 6 to Credit Agreement, dated as of November 26, 2024, the “Credit Agreement”), by and among the Borrower, Holdings, each L/C Issuer and Lender from time to time party thereto, the Administrative Agent and JPMCB as Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Amendment No. 5 or the Credit Agreement, as applicable;

WHEREAS, the parties hereto wish to amend Amendment No. 5 on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to Amendment No. 5. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below):

(a) the words “December 27, 2024” in Section 5 of Amendment No. 5 are hereby replaced with “September 30, 2025”; and

(b) the definition of “Amendment No. 5 Increase Outside Date” set forth in Exhibit A attached to Amendment No. 5 is hereby amended and restated in its entirety as follows:

“Amendment No. 5 Increase Outside Date” means September 30, 2025.

Section 2. Representations and Warranties. The Borrower hereby represents and warrants that as of the Amendment Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 3. Amendment Effective Date. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) that the Administrative Agent shall have received from (i) Holdings, (ii) the Borrower, (iii) each Incremental Revolving Credit Lender, (iii) the L/C Issuer and Swing Line Lender and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each of Holdings and the Borrower, on behalf of itself and each other Loan Party, hereto reaffirms its obligations under the Loan Documents to which each is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, and from and after the Amendment Effective Date, all references to Amendment No. 5 in any Loan Document and all references in Amendment No. 5 to “this Amendment,” “hereunder,” “hereof” or words of like import referring to Amendment No. 5, shall, unless expressly provided otherwise, refer to Amendment No. 5 as amended by this Amendment. Each of Holdings and the Borrower hereby consents to this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to Amendment No. 5 and the Credit Agreement. This Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under Amendment No. 5 or the Credit Agreement.

Section 7. Amendment; Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted under Section 10.01 of the Credit Agreement.

Section 8. Governing Law; Jurisdiction; Consent to Service of Process, Etc.

(a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES THAT SECTIONS 10.08, 10.12, 10.13, 10.16 and 10.17 OF THE CREDIT AGREEMENT APPLY AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

Section 9. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

STUBHUB HOLDCO SUB, LLC, as the Borrower

By:	/s/ Mark Streams
Name: Mark Streams
Title: President

STUBHUB HOLDINGS, INC. as Holdings

By:	/s/ Mark Streams
Name: Mark Streams
Title: President

[Signature Page to Amendment to Amendment No. 5]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Revolving Credit Lender, Incremental Revolving Credit Lender, L/C Issuer and Swing Line Lender

By:	/s/ Alec Pillar
Name: Alec Pillar
Title: Authorized Officer

[Signature Page to Amendment to Amendment No. 5]

GOLDMAN SACHS BANK USA,
as Incremental Revolving Credit Lender and L/C Issuer

By:	/s/ Dan Starr
Name: Dan Starr
Title: Authorized Signatory

[Signature Page to Amendment to Amendment No. 5]

BANK OF AMERICA, N.A.,
as Incremental Revolving Credit Lender and L/C Issuer

By:	/s/ Brandon Bolio
Name: Brandon Bolio
Title: Managing Director

[Signature Page to Amendment to Amendment No. 5]

PNC Bank, National Association,
as Incremental Revolving Credit Lender and L/C Issuer

By:	/s/ Tim Martin
Name: Tim Martin
Title: MD

[Signature Page to Amendment to Amendment No. 5]

Truist Bank,
as Incremental Revolving Credit Lender and L/C Issuer

By:	/s/ Jim C. Wright
Name: Jim C. Wright
Title: Vice President

[Signature Page to Amendment to Amendment No. 5]

MIZUHO BANK, LTD.,
as Incremental Revolving Credit Lender and L/C Issuer

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Signature Page to Amendment to Amendment No. 5]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as Incremental Revolving Credit Lender and L/C Issuer

By:	/s/ Tim Brogan
Name: Tim Brogan
Title: Authorized Signatory

[Signature Page to Amendment to Amendment No. 5]

BMO Bank, N.A.,
as Incremental Revolving Credit Lender and L/C Issuer

By:	/s/ Victor Davida
Name: Victor Davida
Title: Director

[Signature Page to Amendment to Amendment No. 5]

NOMURA CORPORATE FUNDING AMERICAS, LLC,
as Incremental Revolving Credit Lender and L/C Issuer

By:	/s/ Daniel Pimentel
Name: Daniel Pimentel
Title: Managing Director

[Signature Page to Amendment to Amendment No. 5]